Exhibit 4.2

Exchange and Registration Rights Agreement

Millar Western Forest Products Ltd.

8.50% Senior Notes Due 2021

Exchange and Registration Rights Agreement

April 7, 2011

Goldman, Sachs & Co.,

HSBC Securities (USA) Inc.

KKR Capital Markets LLC

    As representatives of the several Purchasers

    named in Schedule I to the Purchase Agreement

c/o Goldman, Sachs & Co.

200 West Street

New York, New York 10282-2198

Ladies and Gentlemen:

Millar Western Forest Products Ltd., a corporation established under the laws of the Province of Alberta (the “Company”), proposes to issue and sell to the Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) $210,000,000 in aggregate principal amount of its 8.50% Senior Notes due 2021 (the “Notes”). As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with the Purchasers for the benefit of holders (as defined herein) from time to time of the Transfer Restricted Securities (as defined herein) as follows:

1. Certain Definitions. For purposes of this Exchange and Registration Rights Agreement (this “Agreement”), the following terms shall have the following respective meanings:

“Base Interest” shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the Indenture, without giving effect to the provisions of this Agreement.

The term “broker-dealer” shall mean any broker or dealer registered with the Commission under the Exchange Act.

“Business Day” shall mean a day, other than Saturday, Sunday or a federal holiday in the United States or Canada.

“Canadian Securities Laws” shall mean securities legislation promulgated by any province of Canada and the rules and regulations thereunder.

“Closing Date” shall mean the date on which the Securities are initially issued.

“Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

Exchange and Registration Rights Agreement

“EDGAR System” means the Electronic Data Gathering Analysis and Retrieval filing system of the Commission and the rules and regulations pertaining thereto promulgated by the Commission in Regulation S-T under the Securities Act and the Exchange Act, in each case as the same may be amended or succeeded from time to time (and without regard to format).

“Effective Time,” in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Offer Registration Statement effective or as of which the Exchange Offer Registration Statement otherwise becomes effective and (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective.

“Effectiveness Target Date” shall have the meaning assigned thereto in Section 2(c).

“Electing Holder” shall mean any holder of Transfer Restricted Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(ii) or Section 3(d)(iii) and the instructions set forth in the Notice and Questionnaire.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.

“Exchange Notes” shall have the meaning assigned thereto in Section 2(a).

“Exchange Offer” shall have the meaning assigned thereto in Section 2(a).

“Exchange Offer Registration Statement” shall have the meaning assigned thereto in Section 2(a).

“Exchange Registration” shall have the meaning assigned thereto in Section 3(c).

“Guarantor” shall have the meaning assigned thereto in the Indenture.

The term “holder” shall mean the registered holders of the Transfer Restricted Securities on the Closing Date and other persons who subsequently acquire Transfer Restricted Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Transfer Restricted Securities; provided that for purposes of any obligation of the Company to give notice to any holders, “holder” shall mean the record owner of Transfer Restricted Securities.

“Indenture” shall mean the trust indenture, dated as of April 7, 2011, among the Company, The Bank of New York Mellon, as trustee, and BNY Trust Company of Canada, as co-trustee, as the same may be amended from time to time.

“Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

The term “person” shall mean a corporation, limited liability company, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

Exchange and Registration Rights Agreement

“Purchase Agreement” shall mean the Purchase Agreement, dated as of March 31, 2011, among the Purchasers and the Company relating to the Securities.

“Purchasers” shall mean the Purchasers named in Schedule I to the Purchase Agreement.

“Registration Default” shall have the meaning assigned thereto in Section 2(c).

“Registration Default Period” shall have the meaning assigned thereto in Section 2(c).

“Registration Expenses” shall have the meaning assigned thereto in Section 4.

“Resale Period” shall have the meaning assigned thereto in Section 2(a).

“Restricted Holder” shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a holder who acquires Exchange Notes outside the ordinary course of such holder’s business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Notes and (iv) a holder that is a broker-dealer, but only with respect to Exchange Notes received by such broker-dealer pursuant to an Exchange Offer in exchange for Transfer Restricted Securities acquired by the broker-dealer directly from the Company.

“Rule 144,” “Rule 405”, “Rule 415”, “Rule 424”, “Rule 430B” and “Rule 433” shall mean, in each case, such rule promulgated by the Commission under the Securities Act, as the same may be amended or succeeded from time to time.

“Securities” shall mean, collectively, the Notes and the Exchange Notes.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.

“Shelf Registration” shall have the meaning assigned thereto in Section 2(b).

“Shelf Registration Statement” shall have the meaning assigned thereto in Section 2(b).

“Special Interest” shall have the meaning assigned thereto in Section 2(c).

“Transfer Restricted Securities” shall mean the Notes; until the earliest of the following:

(1) the date on which such Note has been exchanged by a Person other than a broker-dealer for an Exchange Note in the Exchange Offer;

(2) following the exchange by a broker-dealer in the Exchange Offer of a Note for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement;

(3) the date on which such Note has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement;

(4) the date on which such Note is distributed to the public pursuant to Rule 144 under circumstances in which any legend borne by such Note relating to the restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Indenture; or

Exchange and Registration Rights Agreement

(5) such Note shall cease to be outstanding.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.

“Trustee” shall mean each of The Bank of New York Mellon and BNY Trust Company of Canada, individually, or both of them collectively, as applicable, together with any successors thereto in such capacity.

Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.

2. Registration Under the Securities Act.

(a) Except as set forth in Section 2(b) below, the Company agrees to file under the Securities Act, on or prior to 360 days after the Closing Date, a registration statement relating to an offer to exchange (such registration statement, the “Exchange Offer Registration Statement”, and such offer, the “Exchange Offer”) any and all of the Notes for a like aggregate principal amount of debt securities issued by the Company, which debt securities are substantially identical to the Notes (and are entitled to the benefits of the Indenture), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for the Special Interest contemplated in Section 2(c) below (such new debt securities hereinafter called “Exchange Notes”). The Exchange Notes will be issued as evidence of the same continuing indebtedness of the Company and will not constitute the creation of new indebtedness. The Company agrees to use its reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act on or prior to 450 days after the Closing Date. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. Unless the Exchange Offer would not be permitted by applicable law or Commission policy, the Company further agrees to use its reasonable best efforts to (i) commence and complete the Exchange Offer on or prior to 45 Business Days (or longer to the extent required by United States federal securities laws) after such registration statement has become effective and (ii) exchange Exchange Notes for all Notes that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been “completed” only (i) if the Exchange Notes received by holders other than Restricted Holders in the Exchange Offer for Notes are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of a substantial majority of the states of the United States and (ii) upon the Company having exchanged, pursuant to the Exchange Offer, Exchange Notes for all Notes that have been properly tendered and not withdrawn before the expiration of the Exchange Offer. The Company agrees to include in the Exchange Offer Registration Statement a prospectus for use in any resales by any holder of Exchange Notes that is a broker-dealer, which has acquired such Notes for its own account as a result of market-making activities or other trading activities and not directly from the Company, and to keep such Exchange Offer Registration Statement effective for a period (the “Resale Period”) beginning when

Exchange and Registration Rights Agreement

Exchange Notes are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed or such time as the Company reasonably believes that such broker-dealers no longer own any Notes, other than Notes acquired from the Company. With respect to such Exchange Offer Registration Statement, such holders shall have the benefit of the rights of indemnification and contribution set forth in Subsections 6(a), (c), (d) and (e).

(b) If (i) the Company is not (A) required to file the Exchange Offer Registration Statement; or (B) permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy, or (ii) any holder of Transfer Restricted Securities notifies the Company in writing prior to the 20th day following the consummation of the Exchange Offer that (X) it is prohibited by applicable law or Commission policy from participating in the Exchange Offer; (Y) that it may not resell the Exchange Notes acquired by it in the Exchange Offer to the public in the United States without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales; or (Z) it is a broker-dealer and owns Notes acquired directly from the Company or an affiliate of the Company, the Company will (i) file under the Securities Act on or prior to 60 days after such filing obligation arises (but no earlier than 360 days after the Closing Date), a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Transfer Restricted Securities affected thereby, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the “Shelf Registration” and such registration statement, the “Shelf Registration Statement”). The Company agrees to use its reasonable best efforts to cause the Shelf Registration Statement to become or be declared effective on or prior to 150 days after such Shelf Registration Statement filing obligation arises (but not earlier than 450 days after the Closing Date). The Company agrees to use its reasonable best efforts to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of the first anniversary of the Effective Time or such time as there are no longer any Transfer Restricted Securities outstanding. No holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Notes unless such holder is an Electing Holder. The Company agrees, after the Effective Time of the Shelf Registration Statement and promptly upon the request of any holder of Transfer Restricted Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the prospectus forming a part thereof for resales of Transfer Restricted Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement (whether by post-effective amendment thereto or by filing a prospectus pursuant to Rules 430B and 424(b) under the Securities Act identifying such holder), provided, however, that nothing in this sentence shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(iii). The Company further agrees to supplement or make amendments to the Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company agrees to furnish to each Electing Holder copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

(c) In the event that (i) the Company has not filed the Exchange Offer Registration Statement or the Shelf Registration Statement prior to the date on which such registration statement is required to be filed pursuant to Section 2(a) or Section 2(b), respectively, or (ii) such Exchange Offer Registration Statement or Shelf Registration Statement has not

Exchange and Registration Rights Agreement

become effective or been declared effective by the Commission prior to the date on which such registration statement is required to become or be declared effective pursuant to Section 2(a) or Section 2(b), respectively (the “Effectiveness Target Date”), or (iii) the Exchange Offer has not been completed within 45 Business Days after the initial effective date of the Exchange Offer Registration Statement relating to the Exchange Offer (if the Exchange Offer is then required to be made) or (iv) any Exchange Offer Registration Statement or Shelf Registration Statement required by Section 2(a) or Section 2(b) is filed and declared effective but thereafter ceases to be effective or usable in connection with resales of Transfer Restricted Securities during the time periods specified herein (each such event referred to in clauses (i) through (iv), a “Registration Default” and each period during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then, as liquidated damages for such Registration Default, subject to the provisions of Section 9(b), special interest (“Special Interest”), in addition to the Base Interest, shall accrue to each holder of Transfer Restricted Securities, with respect to the first 90-day period immediately following the occurrence of the first Registration Default, in an amount equal to US$0.05 per week per US$1,000 principal amount of Transfer Restricted Securities held by such holder. The amount of Special Interest will increase by an additional US$0.05 per week per US$1,000 principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Special Interest for all Registration Defaults of US$0.25 per week per US$1,000 principal amount of Transfer Restricted Securities. The Company shall not be required to pay Special Interest for more than one Registration Default at any given time. Following the cure of all Registration Defaults, the accrual of Special Interest will cease. All accrued Special Interest through each record date with respect to the succeeding Interest Payment Date will be paid by the Company on each Interest Payment Date (as defined in the Indenture) to the Global Note Holder (as defined in the Indenture) by wire transfer of immediately available funds or by federal funds check and to holders of Certificated Notes (as defined in the Indenture) by wire transfer to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified.

(d) The Company shall use its reasonable best efforts to take all actions necessary or advisable to be taken by it to ensure that the transactions contemplated herein are effected as so contemplated.

(e) Any reference herein to a registration statement or prospectus as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time; and any reference herein to any post-effective amendment to a registration statement or to any prospectus supplement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

3. Registration Procedures.

If the Company files a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

(a) At or before the Effective Time of the Exchange Offer Registration Statement or any Shelf Registration Statement, whichever may occur first, the Company shall qualify the Indenture under the Trust Indenture Act.

(b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

Exchange and Registration Rights Agreement

(c) In connection with the Company’s obligations with respect to the registration of Exchange Notes as contemplated by Section 2(a) (the “Exchange Registration”), if applicable, the Company shall, as soon as practicable (or as otherwise specified):

(i) prepare and file with the Commission, on or prior to 360 days after the Closing Date, an Exchange Offer Registration Statement on any form which may be utilized by the Company and which shall permit the Exchange Offer and resales of Exchange Notes by broker-dealers that have not acquired such Notes directly from the Company during the Resale Period to be effected as contemplated by Section 2(a), and use its reasonable best efforts to cause such Exchange Offer Registration Statement to become effective on or prior to 450 days after the Closing Date;

(ii) as soon as practicable, prepare and file with the Commission such amendments and supplements to such Exchange Offer Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Offer Registration Statement for the periods and purposes contemplated in Section 2(a) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Offer Registration Statement, and promptly provide each broker-dealer holding Exchange Notes not acquired directly from the Company with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Notes;

(iii) promptly notify each broker-dealer that has requested and received copies of the prospectus included in such Exchange Offer Registration Statement, and confirm such advice in writing, (A) in cases where a broker-dealer has specifically requested information on when such Exchange Offer Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, or information with respect to any comments by the Commission and by the blue sky or securities commissioner or regulator of any state or province with respect thereto or on any request by the Commission for amendments or supplements to such Exchange Offer Registration Statement or prospectus or for additional information, (B) with respect to the Exchange Offer Registration Statement or any post-effective amendment, when the same has become effective, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Offer Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Exchange Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (F) the occurrence of any event that causes the Company to become an “ineligible issuer” as defined in Rule 405, or (G) if at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Offer Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and any applicable Canadian Securities Laws or contains

Exchange and Registration Rights Agreement

an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(iv) in the event that the Company would be required, pursuant to Section 3(c)(iii)(G), to notify any broker-dealers holding Exchange Notes, promptly prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Notes during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(v) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Offer Registration Statement or any post-effective amendment thereto at the earliest practicable date;

(vi) use its reasonable best efforts to (A) register or qualify the Exchange Notes under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) and ensure that the Exchange Notes can be offered in a private placement in each of the provinces of Canada where holders are resident on or prior to the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period, (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Notes not acquired directly from the Company to consummate the disposition thereof in such jurisdictions and (D) obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Notes by broker-dealers during the Resale Period; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), (2) consent to general service of process or taxation in any such jurisdiction or become subject to taxation in any such jurisdiction, (3) make any changes to its articles of incorporation or by-laws or other governing documents or any agreement between it and its shareholders or (4) file a prospectus in any province or territory of Canada to make the Transfer Restricted Securities or Exchange Notes freely tradeable in Canada;

(vii) obtain a CUSIP number for all Exchange Notes, not later than the applicable Effective Time; and

(viii) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders no later than eighteen months after the Effective Time of such Exchange Offer Registration Statement, an “earning statement” of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

Exchange and Registration Rights Agreement

(d) In connection with the Company’s obligations with respect to the Shelf Registration, if applicable, the Company shall, as soon as practicable (or as otherwise specified):

(i) prepare and file with the Commission, within the time periods specified in Section 2(b), a Shelf Registration Statement on any form which may be utilized by the Company and which shall register all of the Transfer Restricted Securities for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by the holders of Transfer Restricted Securities as, from time to time, may be Electing Holders and use its reasonable best efforts to cause such Shelf Registration Statement to become effective within the time periods specified in Section 2(b);

(ii) mail the Notice and Questionnaire to the holders of Transfer Restricted Securities (A) not less than 30 days prior to the anticipated Effective Time of the Shelf Registration Statement or (B) in the case of an “automatic shelf registration statement” (as defined in Rule 405), mail the Notice and Questionnaire to the holders of Transfer Restricted Securities not later than the Effective Time of such Shelf Registration Statement, and in any such case no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Transfer Restricted Securities at any time, unless and until such holder has returned a completed and signed Notice and Questionnaire to the Company;

(iii) after the Effective Time of the Shelf Registration Statement, upon the request of any holder of Transfer Restricted Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Transfer Restricted Securities until 30 Business Days after such holder has returned a completed and signed Notice and Questionnaire to the Company;

(iv) as soon as practicable, prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(b) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the Electing Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission to the extent such documents are not publicly available on the Commission’s EDGAR System;

(v) comply with the provisions of the Securities Act and any applicable Canadian Securities Laws with respect to the disposition of all of the Transfer Restricted Securities covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the Electing Holders provided for in such Shelf Registration Statement;

(vi) provide (A) the Electing Holders and not more than one counsel for all the Electing Holders the opportunity to review and provide comments with respect to such Shelf Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

(vii) for a reasonable period prior to the filing of such Shelf Registration Statement, and throughout the period specified in Section 2(b), make available

Exchange and Registration Rights Agreement

during reasonable business hours at the Company’s principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(vi) who shall certify to the Company that they have a current intention to sell the Transfer Restricted Securities pursuant to the Shelf Registration Statement such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent chartered accountants of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege, in such counsel’s reasonable belief), in the judgment of the respective counsel referred to in Section 3(d)(vi), to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering on behalf of the Electing Holders shall be conducted by one counsel designated by the holders of at least a majority in aggregate principal amount of the Notes held by the Electing Holders at the time outstanding and provided further that each such party shall be required to agree in writing to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Shelf Registration Statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the United States federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(viii) promptly notify each of the Electing Holders and confirm such advice in writing, (A) in cases where a broker-dealer has specifically requested information on when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, or, with respect to any comments by the Commission and by the blue sky or securities commissioner or regulator of any state or province with respect thereto (which comments need only be provided to any underwriter in the event of an underwritten offering pursuant to Section 7 or any sales or placement agent in an offering of such Electing Holders’ Notes and in the event there is no such underwriter or sales or placement agent the Company will not be under an obligation to provide such comments to any Electing Holder) or on any request by the Commission for amendments or supplements to such Shelf Registration Statement or prospectus or for additional information, (B) with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company set forth in Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the

Exchange and Registration Rights Agreement

qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (F) the occurrence of any event that causes the Company to become an “ineligible issuer” as defined in Rule 405, or (G) if at any time when a prospectus is required to be delivered under the Securities Act, that such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and any applicable Canadian Securities Laws or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(ix) use its reasonable best efforts to obtain the withdrawal of (A) any order suspending the effectiveness of such Shelf Registration Statement or any post-effective amendment thereto at the earliest practicable date, (B) the suspension of the qualification of the Notes for sale in any jurisdiction or (C) the initiation or threatening of any proceeding for such purpose;

(x) if requested by any Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such Electing Holder specifies should be included therein relating to the terms of the sale of such Notes, including information with respect to the principal amount of Notes being sold by such Electing Holder, the name and description of such Electing Holder, the offering price of such Notes and any discount, commission or other compensation payable in respect thereof and with respect to any other terms of the offering of the Notes to be sold by such Electing Holder; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(xi) furnish to each Electing Holder and the counsel referred to in Section 3(d)(vi) an executed copy (or a conformed copy) of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder, upon request) and documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Electing Holder) and of the prospectus included in such Shelf Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and any applicable Canadian Securities Laws, to the extent such documents are not available through the Commission’s EDGAR System, and such other documents, as such Electing Holder may reasonably request in order to facilitate the offering and disposition of the Notes owned by such Electing Holder and to permit such Electing Holder to satisfy the prospectus delivery requirements of the Securities Act; and subject to Section 3(e), the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Electing Holder, in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Notes covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto, provided, however, that the Company shall not be required for any such purpose to file a prospectus in any province or territory of Canada to make the Notes or Exchange Notes freely tradable in Canada;

Exchange and Registration Rights Agreement

(xii) use its reasonable best efforts to (A) register or qualify the Notes to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder shall reasonably request and ensure that any Notes can be offered in a private placement in all the provinces of Canada where the holders are resident, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration Statement is required to remain effective under Section 2(b) and for so long as may be necessary to enable any such Electing Holder to complete its distribution of Notes pursuant to such Shelf Registration Statement, (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder to consummate the disposition in such jurisdictions of such Notes and (D) obtain the consent or approval of each governmental agency or authority, whether federal, state, provincial or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Notes in the United States; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xii), (2) consent to general service of process or taxation in any such jurisdiction or become subject to taxation in any such jurisdiction, (3) make any changes to its certificate of incorporation or by-laws or other governing documents or any agreement between it and its shareholders or, as applicable, (4) file a prospectus in any province or territory of Canada to make the Notes or Exchange Notes freely tradeable in Canada;

(xiii) unless any Notes shall be in book-entry only form, cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Notes to be sold, which certificates, if so required by any securities exchange upon which any Notes are listed, shall be printed, penned, lithographed, engraved or otherwise produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends;

(xiv) obtain a CUSIP number for all Securities that have been registered under the Securities Act, not later than the applicable Effective Time;

(xv) notify in writing each holder of Notes of any proposal by the Company to amend or waive any provision of this Agreement pursuant to Section 9(i) and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be; and

(xvi) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders no later than eighteen months after the Effective Time of such Shelf Registration Statement an “earning statement” of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

(e) In the event that the Company would be required, pursuant to Section 3(c)(iii)(F) or Section 3(d)(viii)(G), to notify each broker-dealer or the Electing Holders, the Company shall promptly prepare and furnish to each of the Electing Holders a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of

Exchange and Registration Rights Agreement

Notes, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and any applicable Canadian Securities Laws, and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Electing Holder agrees that upon receipt of any notice from the Company pursuant to Section 3(c)(iii)(F) or Section 3(d)(viii)(G), such broker-dealer or Electing Holder shall forthwith discontinue the disposition of Notes pursuant to the Shelf Registration Statement applicable to such Notes until such broker-dealer or Electing Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such broker-dealer or Electing Holder shall destroy or deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, of the prospectus covering such Notes in such Electing Holder’s possession at the time of receipt of such notice.

(f) In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire, the Company may require such Electing Holder to furnish to the Company such additional information regarding such Electing Holder and such Electing Holder’s intended method of distribution of Notes as may be required in the reasonable judgment of counsel for the Company in order to comply with the Securities Act. Each such Electing Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration Statement contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Notes or omits to state any material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Notes required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Notes, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(g) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each holder of Notes shall furnish, upon the request of the Company, prior to the completion of the Exchange Offer, a written representation to the Company (which may be contained in the letter of transmittal or “agent’s message” transmitted via The Depository Trust Company’s Automated Tender Offer Procedures, in either case contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an “affiliate” of the Company, as defined in Rule 405 of the Securities Act, or if it is such an “affiliate”, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (B) it is not engaged in and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be issued in the Exchange Offer, (C) it is acquiring the Exchange Notes in its ordinary course of business, (D) if it is a broker-dealer that holds Exchange Notes that were acquired for its own account as a result of market-making activities or other trading activities (other than Notes acquired directly from the Company or any of its affiliates), it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Notes received by it in the Exchange Offer, (E) if it is a broker-dealer, that it did not purchase the Notes to be exchanged in the Exchange Offer from the Company or any of its affiliates, and (F) it is not acting on behalf of any person who could

Exchange and Registration Rights Agreement

not truthfully and completely make the representations contained in the foregoing subclauses (A) through (E), and such holder shall make such other written representations as the Company may reasonably request in order to comply with applicable laws.

(h) Until the expiration of one year after the Closing Date, the Company will not, and will not permit any of its “affiliates” (as defined in Rule 144) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement, or a valid exemption from the registration requirements, under the Securities Act.

4. Registration Expenses.

The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company’s performance of or compliance with this Agreement, including (a) all Commission and any Financial Industry Regulatory Authority registration, filing and review fees and expenses in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Notes and the Exchange Notes, as applicable, for offering and sale under the state securities and blue sky laws referred to in Section 3(d)(xii) and determination of their eligibility for investment under the laws of such jurisdictions as the Electing Holders may designate, including any reasonable fees and disbursements of counsel for the Electing Holders in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Notes or Exchange Notes, as applicable, for delivery and the expenses of printing or producing any selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Notes or Exchange Notes, as applicable, to be disposed of (including certificates representing the Notes or Exchange Notes, as applicable), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Notes or Exchange Notes, as applicable, and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee and of any collateral agent or custodian, (f) internal expenses (including all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), (g) reasonable fees, disbursements and expenses of counsel and independent chartered accountants of the Company, (h) reasonable fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Notes held by Electing Holders (which counsel shall be reasonably satisfactory to the Company), (i) any fees charged by securities rating services for rating the Notes or the Exchange Notes, as applicable, and (j) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the “Registration Expenses”). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Notes, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Notes being registered shall pay all agency fees and commissions and underwriting discounts and commissions, if any, and transfer taxes, if any, attributable to the sale of such Notes or Exchange Notes, as applicable, and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

Exchange and Registration Rights Agreement

5. Representations and Warranties.

The Company represents and warrants to, and agrees with, each Purchaser and each of the holders from time to time of Notes that:

(a) Each registration statement covering Notes or Exchange Notes, as applicable, and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d) and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and any applicable Canadian Securities Laws, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of a prospectus, not misleading in light of the circumstances under which they were made; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than (A) from (i) such time as a notice has been given to holders of Notes pursuant to Section 3(c)(iii)(G) or Section 3(d)(viii)(G) until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(c)(iv) or Section 3(e), each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d), as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and any applicable Canadian Securities Laws, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Notes or any underwriter or placement agent of any offering described therein expressly for use therein.

(b) Any documents incorporated by reference in any prospectus referred to in Section 5(a), when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act or any applicable Canadian Securities Laws, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Notes or any underwriter or placement agent of any offering described therein, expressly for use therein.

(c) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the articles of incorporation, as amended, or the by-laws or other governing documents, as applicable, of the Company or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its

Exchange and Registration Rights Agreement

subsidiaries or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except (x) the registration under the Securities Act of the Notes or the Exchange Notes, as applicable, and qualification of the Indenture under the Trust Indenture Act, (y) such consents, approvals, authorizations, registrations or qualifications as may be required under any applicable Canadian Securities Laws, Canadian federal or provincial corporate law or state securities or blue sky laws in connection with the offering and distribution of the Notes or the Exchange Notes, as applicable, and (z) such consents, approvals, authorizations, registrations or qualifications that have been obtained and are in full force and effect as of the date hereof.

(d) This Agreement has been duly authorized, executed and delivered by the Company.

6. Indemnification and Contribution.

(a) Indemnification by the Company. The Company will indemnify and hold harmless each of the holders of Notes included in an Exchange Offer Registration Statement and each of the Electing Holders of Notes included in a Shelf Registration Statement against any losses, claims, damages or liabilities, joint or several, to which such holder or such Electing Holder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Offer Registration Statement or any Shelf Registration Statement, as the case may be, under which such Notes or Exchange Notes, as the case may be, were registered under the Securities Act, or any preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) contained therein or furnished by the Company to any such holder or any such Electing Holder or the Market Maker, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such holder and each such Electing Holder for any and all legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433), or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein.

(b) Indemnification by the Electing Holders. The Company may require, as a condition to including any Notes in any Shelf Registration Statement filed pursuant to Section 2(b), that the Company shall have received an undertaking reasonably satisfactory to it from each Electing Holder of Notes included in such Shelf Registration Statement, severally and not jointly, to (i) indemnify and hold harmless the Company and all other Electing Holders of Notes included in such Shelf Registration Statement, against any losses, claims, damages or liabilities to which the Company or such other Electing Holders may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus (including, without limitation, any “issuer free

Exchange and Registration Rights Agreement

writing prospectus” as defined in Rule 433) contained therein or furnished by the Company to any Electing Holder, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Electing Holder expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder’s Transfer Restricted Securities pursuant to such registration.

(c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 6(a) or Section 6(b). In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party, and, no indemnified party shall effect the settlement or compromise of, or consent to the entry of any judgment with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder without the consent of the indemnifying party from which indemnification or contribution may be sought, which consent shall not be unreasonably withheld.

(d) Contribution. If for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection

Exchange and Registration Rights Agreement

with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Electing Holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Notes (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders’ obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Notes registered by them and not joint.

(e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, each Electing Holder, and each person, if any, who controls any of the foregoing within the meaning of the Securities Act; and the obligations of the holders and the Electing Holders contemplated by this Section 6 shall be in addition to any liability which the respective holder or Electing Holder may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act, as well as to each officer and director of the other holders and to each person, if any, who controls such other holders within the meaning of the Securities Act.

7. Underwritten Offerings.

Each holder of Transfer Restricted Securities hereby agrees with the Company and each other such holder that no holder of Transfer Restricted Securities may participate in any underwritten offering hereunder unless (a) the Company gives its prior written consent to such underwritten offering, (b) the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority in aggregate principal amount of the Transfer Restricted Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company, (c) each holder of Transfer Restricted Securities participating in such underwritten offering agrees to sell such holder’s Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the persons entitled selecting the managing underwriter or underwriters hereunder and (d) each holder of Transfer Restricted Securities participating in such underwritten offering

Exchange and Registration Rights Agreement

completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. The Company hereby agrees with each holder of Transfer Restricted Securities that, to the extent it consents to an underwritten offering hereunder, it will negotiate in good faith and execute all indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, including using its reasonable best efforts to procure customary legal opinions and auditor “comfort” letters.

8. Facilitation of Sales Pursuant to Rule 144. The Company covenants to the holders of Transfer Restricted Securities that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any holder of Transfer Restricted Securities in connection with that holder’s sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

9. Miscellaneous.

(a) No Inconsistent Agreements. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Transfer Restricted Securities, Exchange Notes or Securities, as applicable, or any other securities which would be inconsistent with the terms contained in this Agreement.

(b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Purchasers and the holders from time to time of the Transfer Restricted Securities may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any state thereof having jurisdiction. Time shall be of the essence in this Agreement.

(c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally, by facsimile or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company, at 16640-111 Avenue, Edmonton, Alberta T5M2S5, and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as the Company or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

(d) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto, the holders from time to time of the Transfer Restricted Securities and the respective successors and assigns of the foregoing. In the event that any transferee of any holder of Transfer Restricted Securities shall acquire Transfer Restricted Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any

Exchange and Registration Rights Agreement

further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Transfer Restricted Securities subject to all of the applicable terms hereof.

(e) Additional Guarantors. The Company hereby covenants that in the event that prior to (i) the consummation of the Exchange Offer, if the Exchange Offer is consummated or (ii) the termination of the period referred to in Section 2(b) of this Agreement, if the Shelf Registration is effected, any subsidiary of the Company becomes a Guarantor under the Indenture, the Company shall, as soon as practicable, cause such subsidiary to become a party hereto and by becoming a party hereto such subsidiary shall make the warranties, agreements, representations and covenants to the holders of the Transfer Restricted Securities as those of the Company.

(f) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Transfer Restricted Securities, any director, officer or partner of such holder, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Transfer Restricted Securities pursuant to the Purchase Agreement, the transfer and registration of Transfer Restricted Securities by such holder and the consummation of an Exchange Offer.

(g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(h) Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

(i) Entire Agreement; Amendments. This Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least a majority in aggregate principal amount of the Transfer Restricted Securities at the time outstanding. Each holder of any Transfer Restricted Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(i), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Transfer Restricted Securities or is delivered to such holder.

(j) Inspection. For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the record holders of Transfer Restricted Securities shall be made available for inspection and copying on any Business Day by any holder of Transfer Restricted Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Transfer Restricted Securities under the Securities, the Indenture and this Agreement) at the offices of the Company at the address thereof set forth in Section 9(c) and at the office of the Trustee under the Indenture.

Exchange and Registration Rights Agreement

(k) Counterparts. This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

(l) Severability. If any provision of this Agreement, or the application thereof in any circumstance, is held to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions contained in this Agreement shall not be affected or impaired thereby.

(m) Agent for Service of Process; Submission to Jurisdiction. The Company irrevocably (i) agrees that any legal suit, action or proceeding against the Company brought by any holder, Purchaser, agent or underwriter or by any person who controls any holder, agent or underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any Federal or state courts located in the Borough of Manhattan in The City of New York in the State of New York (“New York Court”), (ii) waives, to the fullest extent each party may effectively do so, any objection which such party may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company has designated and appointed, by separate written agreement, CT Corporation Systems, 111 Eighth Avenue, New York, New York, 10011, as its authorized agent (the “Authorized Agent”) upon whom process may be served in any such action arising out of or based on this Agreement, the transactions contemplated hereby, which may be instituted in any New York Court by any holder, agent or underwriter or by any person who controls any holder, agent or underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

(n) Tax. All payments under this Agreement shall be made in U.S. dollars and without withholding or deduction of any tax, assessment or other governmental charge (collectively, “Tax”) unless required by law; and if the Company shall be required to deduct or withhold any Tax, the Company shall pay to any indemnified party such additional amounts as shall be required so that the net amount received by any indemnified party from the Company after such deduction, withholding or payment shall equal the amount otherwise due to such indemnified party pursuant to this Agreement.

(o) Judgment Currency. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the “non-U.S. judgment currency”) other than United States dollars, the Company will indemnify any person indemnified under Section 6(a) hereof against any loss incurred by such indemnified person as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the non-U.S. judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which such indemnified person is able to purchase United States dollars with the amount of the non-U.S. judgment currency actually received by such indemnified person. In respect of any judgment or order given or made for

Exchange and Registration Rights Agreement

any amount due hereunder to the Company that is expressed and paid in a currency (the “non-Canadian judgment currency”) other than Canadian dollars, such indemnifying person under Section 6(b) hereof will indemnify the Company and other Electing Holders, as applicable, against any loss incurred by the Company and other Electing Holders, as applicable, as a result of any variation as between (i) the rate of exchange at which the Canadian dollar amount is converted into the non-Canadian judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which the Company and other Electing Holders, as applicable, are able to purchase Canadian dollars with the amount of the non-Canadian judgment currency actually received by the Company and other Electing Holders, as applicable. The foregoing indemnity shall constitute separate and independent obligations, and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States or Canadian dollars, as applicable.

Exchange and Registration Rights Agreement

If the foregoing is in accordance with your understanding, please sign and return to us three counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers and the Company. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

[Signature pages follow]

Very truly yours,

Millar Western Forest Products Ltd.

By:	/s/ Kevin Edgson
	Name:	Kevin Edgson
	Title:	Vice President and Chief Financial Officer

[Signature Page to Exchange and Registration Rights Agreement]

Accepted as of the date hereof:

Goldman, Sachs & Co.

By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

HSBC Securities (USA) Inc.

By:
Name:
Title:

KKR Capital Markets LLC

By:
Name:
Title:

On behalf of each of the Purchasers

[Signature Page to Registration Rights Agreement]

Accepted as of the date hereof:

Goldman, Sachs & Co.

By:
(Goldman, Sachs & Co.)

HSBC Securities (USA) Inc.

By:	/s/ Diane M. Kenna
	Name:	Diane M. Kenna
	Title:	Senior Vice President

KKR Capital Markets LLC

By:
Name:
Title:

On behalf of each of the Purchasers

[Signature Page to Registration Rights Agreement]

Accepted as of the date hereof:

Goldman, Sachs & Co.

By:
(Goldman, Sachs & Co.)

HSBC Securities (USA) Inc.

By:
Name:
Title:

KKR Capital Markets LLC

By:	/s/ Adam Smith
	Name:	Adam Smith
	Title:	Authorized Signatory

On behalf of each of the Purchasers

[Signature Page to Registration Rights Agreement]

Exchange and Registration Rights Agreement

Exhibit A

Millar Western Forest Products Ltd.

INSTRUCTION TO DTC PARTICIPANTS

(Date of Mailing)

URGENT - IMMEDIATE ATTENTION REQUESTED

DEADLINE FOR RESPONSE: [—]

The Depository Trust Company (“DTC”) has identified you as a DTC Participant through which beneficial interests in the Millar Western Forest Products Ltd. (the “Company”) 8.50% Senior Notes due 2021 (the “Notes”) are held.

The Company is in the process of registering the Notes under the Securities Act of 1933, as amended, for resale by the beneficial owners thereof. In order to have their Notes included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

It is important that beneficial owners of the Notes receive a copy of the enclosed materials as soon as possible as their rights to have the Notes included in the registration statement depend upon their returning the Notice and Questionnaire by [—]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Notes through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact Millar Western Forest Products Ltd., 16640-111 Avenue, Edmonton, Alberta T5M2S5 (Telephone: (780) 486-8200).

Notice of Registration Statement

and

Selling Securityholder Questionnaire

[Date]

Reference is hereby made to the Exchange and Registration Rights Agreement (the “Exchange and Registration Rights Agreement”) between Millar Western Forest Products Ltd. (the “Company”) and the Purchasers named therein. Pursuant to the Exchange and Registration Rights Agreement, the Company has filed or will file with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form F-4 (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Company’s 8.50% Senior Notes due 2021. A copy of the Exchange and Registration Rights Agreement has been filed as an exhibit to the Shelf Registration Statement and can be obtained from the Commission’s website at www.sec.gov. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Exchange and Registration Rights Agreement.

Each beneficial owner of Transfer Restricted Securities (as defined below) is entitled to have the Transfer Restricted Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Transfer Restricted Securities included in the Shelf Registration

Exchange and Registration Rights Agreement

Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Company’s counsel at the address set forth herein for receipt ON OR BEFORE [—]. Beneficial owners of Transfer Restricted Securities who do not properly complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Transfer Restricted Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Transfer Restricted Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

The term “Transfer Restricted Securities” is defined in the Exchange and Registration Rights Agreement.

Exchange and Registration Rights Agreement

ELECTION

The undersigned holder (the “Selling Securityholder”) of Transfer Restricted Securities hereby elects to include in the Shelf Registration Statement the Transfer Restricted Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Transfer Restricted Securities by the terms and conditions of this Notice and Questionnaire and the Exchange and Registration Rights Agreement, including, without limitation, Section 6 of the Exchange and Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

Pursuant to the Exchange and Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company, its officers who sign any Shelf Registration Statement, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act of 1934, as amended (the “Exchange Act”), against certain loses arising out of an untrue statement, or the alleged untrue statement, of a material fact in the Shelf Registration Statement or the related prospectus or the omission, or alleged omission, to state a material fact required to be stated in such Shelf Registration Statement or the related prospectus, but only to the extent such untrue statement or omission, or alleged untrue statement or omission, was made in reliance on and in conformity with the information provided in this Notice and Questionnaire.

Upon any sale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and Trustee the Notice of Transfer set forth in Appendix A to the Prospectus and as Exhibit B to the Exchange and Registration Rights Agreement.

Exchange and Registration Rights Agreement

The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

(1)	(a)	Full legal name of Selling Securityholder:

	(b)	Full legal name of registered Holder (if not the same as in (a) above) of Transfer Restricted Securities listed in Item (3) below:

	(c)	Full legal name of DTC Participant (if applicable and if not the same as (b) above) through which Transfer Restricted Securities listed in Item (3) below are held:

(2)	Address for notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

E-mail for Contact Person:

(3)	Beneficial Ownership of Notes:

Except as set forth below in this Item (3), the undersigned does not beneficially own any Notes.

(a)	Principal amount of Transfer Restricted Securities beneficially owned:

CUSIP No(s). of such Transfer Restricted Securities:

(b)	Principal amount of Notes other than Transfer Restricted Securities beneficially owned:

CUSIP No(s). of such other Notes:

(c)	Principal amount of Transfer Restricted Securities that the undersigned wishes to be included in the Shelf Registration

Statement:

CUSIP No(s). of such Transfer Restricted Securities to be included in the Shelf Registration Statement:

(4)	Beneficial Ownership of Other Notes of the Company:

Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Company, other than the Notes listed above in Item (3).

State any exceptions here:

Exchange and Registration Rights Agreement

(5)	Individuals who exercise dispositive powers with respect to the Notes:

If the Selling Securityholder is not an entity that is required to file reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (a “Reporting Company”), then the Selling Securityholder must disclose the name of the natural person(s) who exercise sole or shared dispositive powers with respect to the Notes. Selling Securityholders should disclose the beneficial holders, not nominee holders or other such others of record. In addition, the Commission has provided guidance that Rule 13d-3 of the Securities Exchange Act of 1934 should be used by analogy when determining the person or persons sharing voting and/or dispositive powers with respect to the Notes.

	(a)	Is the holder a Reporting Company?

		Yes	No

If “No”, please answer Item (5)(b).

	(b)	List below the individual or individuals who exercise dispositive powers with respect to the Notes:

Please note that the names of the persons listed in (b) above will be included in the Shelf Registration Statement and related Prospectus.

(6)	Relationships with the Company:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(7)	Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder intends to distribute the Transfer Restricted Securities listed above in Item (3) only as follows (if at all): Such Transfer Restricted Securities may be sold from time to time directly by the undersigned Selling Securityholder. Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with

Exchange and Registration Rights Agreement

sales of the Transfer Restricted Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Transfer Restricted Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Transfer Restricted Securities short and deliver Transfer Restricted Securities to close out such short positions, or loan or pledge Transfer Restricted Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

Note: In no event may such method(s) of distribution take the form of an underwritten offering of Transfer Restricted Securities without the prior written agreement of the Company.

(8)	Broker-Dealers:

The Commission requires that all Selling Securityholders that are registered broker-dealers or affiliates of registered broker-dealers be so identified in the Shelf Registration Statement. In addition, the Commission requires that all Selling Securityholders that are registered broker-dealers be named as underwriters in the Shelf Registration Statement and related Prospectus, even if they did not receive the Transfer Restricted Securities as compensation for underwriting activities.

	(a)	State whether the undersigned Selling Securityholder is a registered broker-dealer:

		Yes	No

	(b)	If the answer to (a) is “Yes”, you must answer (i) and (ii) below, and (iii) below if applicable. Your answers to (i) and (ii) below, and (iii) below if applicable, will be included in the Shelf Registration Statement and related Prospectus.

		(i)	Were the Notes acquired as compensation for underwriting activities?

		Yes	No

If you answered “Yes”, please provide a brief description of the transaction(s) in which the Notes were acquired as compensation:

		(ii)	Were the Notes acquired for investment purposes?

		Yes	No

		(iii)	If you answered “No” to both (i) and (ii), please explain the Selling Securityholder’s reason for acquiring the Notes:

Exchange and Registration Rights Agreement

	(c)	State whether the undersigned Selling Securityholder is an affiliate of a registered broker-dealer and, if so, list the name(s) of the broker-dealer affiliate(s):

		Yes	No

	(d)	If you answered “Yes” to question (c) above:

		(i)	Did the undersigned Selling Securityholder purchase Transfer Restricted Securities in the ordinary course of business?

		Yes	No

If the answer is “No” to question (d)(i), provide a brief explanation of the circumstances in which the Selling Securityholder acquired the Transfer Restricted Securities:

		(ii)	At the time of the purchase of the Transfer Restricted Securities, did the undersigned Selling Securityholder have any agreements, understandings or arrangements, directly or indirectly, with any person to dispose of or distribute the Transfer Restricted Securities?

		Yes	No

If the answer is “Yes” to question (d)(ii), provide a brief explanation of such agreements, understandings or arrangements:

If the answer is “No” to Item (8)(d)(i) or “Yes” to Item (8)(d)(ii), you will be named as an underwriter in the Shelf Registration Statement and the related Prospectus.

(9)	Hedging and short sales:

	(a)	State whether the undersigned Selling Securityholder has or will enter into “hedging transactions” with respect to the Transfer Restricted Securities:

		Yes	No

If “Yes”, provide below a complete description of the hedging transactions into which the undersigned Selling Securityholder has entered or will enter and the purpose of such hedging transactions, including the extent to which such hedging transactions remain in place:

Exchange and Registration Rights Agreement

(b)	Set forth below is Interpretation A.65 of the Commission’s July 1997 Manual of Publicly Available Interpretations regarding short selling:

“An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Notice and Questionnaire, the undersigned Selling Securityholder will be deemed to be aware of the foregoing interpretation.

*        *        *         *        *

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act, particularly Regulation M (or any successor rule or regulation).

The Selling Securityholder hereby acknowledges its obligations under the Exchange and Registration Rights Agreement to indemnify and hold harmless the Company and certain other persons as set forth in the Exchange and Registration Rights Agreement.

In the event that the Selling Securityholder transfers all or any portion of the Transfer Restricted Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

In accordance with the Selling Securityholder’s obligation under Section 3(d) of the Exchange and Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect and to provide such additional information that the Company may reasonably request regarding such Selling Securityholder and the intended method of distribution of Transfer Restricted Securities in order to comply with the Securities Act. Except as otherwise provided in the Exchange and Registration Rights Agreement, all notices hereunder and pursuant to the Exchange and Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

(i)	To the Company:

Exchange and Registration Rights Agreement

(ii)	With a copy to:

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company’s counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Transfer Restricted Securities beneficially owned by such Selling Securityholder and listed in Item (3) above). This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York.

Exchange and Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Selling Securityholder
(Print/type full legal name of beneficial owner of Transfer Restricted Securities)

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [—] TO THE COMPANY’S COUNSEL AT:

Exchange and Registration Rights Agreement

Exhibit B

NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

The Bank of New York Mellon

101 Barclay Street 4E

New York, NY 10286

Telecopier No.: (212) 815-5366

Attention: Joellen McNamara

BNY Trust Company of Canada

600 The Dome Tower

333-7th Avenue, S.W.

Calgary, Alberta T2P 2Z1

Telecopier No.: (403) 232-2400

Attention: George Bragg

Re:	Millar Western Forest Products Ltd. (the “Company”)
8.50% Senior Notes due 2021

Dear Sirs:

Please be advised that                      has transferred US $              aggregate principal amount of the above-referenced Notes pursuant to an effective Registration Statement on Form [        ] (File No. 333-            ) filed by the Company.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Notes is named as a “Selling Holder” in the Prospectus dated [—] or in supplements thereto, and that the aggregate principal amount of the Notes transferred are the Notes listed in such Prospectus opposite such owner’s name.

Dated:

Very truly yours,

(Name)

By:
(Authorized Signature)

Endnotes-1